Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley Capital I Inc. (the “Depositor”)

Morgan Stanley Mortgage Capital Holdings LLC

Morgan Stanley Bank, N.A.

Morgan Stanley & Co. LLC

(collectively, the “Specified Parties”)

Re:	Morgan Stanley Capital I Trust 2024-BPR2 (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2024-BPR2 (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 18 April 2024. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

18 April 2024

Attachment A Page 1 of 6

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Issuing Entity’s assets will consist primarily of a five-year fixed-rate mortgage loan (the “Mortgage Loan”),
b.	The Mortgage Loan is secured primarily by first-lien mortgages on the borrowers’ fee simple and/or leasehold interests in a portfolio of three retail properties located in three states (each, a “Property” and collectively, the “Properties”) and
c.	The Mortgage Loan has a related fixed-rate mezzanine loan (the “Mezzanine Loan”), which will not be an asset of the Issuing Entity.

For the purpose of the procedures described in this report, the Mortgage Loan, together with the Mezzanine Loan, is hereinafter referred to as the “Total Debt associated with the Mortgage Loan” (or with respect to each Property, is hereinafter referred to as the “Total Debt associated with each Property”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan, Properties, Mezzanine Loan, Total Debt associated with the Mortgage Loan and Total Debt associated with each Property that is expected to be as of 1 May 2024 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 6

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan, Properties, Mezzanine Loan, Total Debt associated with the Mortgage Loan and Total Debt associated with each Property as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan and Mezzanine Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Maturity Date,

as shown on the Final Data File, we recalculated the “Original Loan Term (mos)” of the Mortgage Loan and Mezzanine Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	Using the:
a.	Original Loan Term (mos) and
b.	Seasoning,

as shown on the Final Data File, we recalculated the “Remaining Loan Term (mos)” of the Mortgage Loan and Mezzanine Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 6

7.	The applicable Source Document(s) indicate that the Mortgage Loan is amortizing for its entire term. Based on this information, the Depositor instructed us to use “0” for the original interest-only period of the Mortgage Loan (the “IO Term (mos)”).

The Depositor indicated that the Mezzanine Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to use the “Mezzanine Loan Original Balance,” as shown on the Final Data File, as:

a.	The principal balance of the Mezzanine Loan as of the Reference Date (the “Mezzanine Loan Cut-off Date Balance”) and
b.	The principal balance of the Mezzanine Loan as of the “Maturity Date” of the Mezzanine Loan (the “Mezzanine Loan Balloon Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions provided by the Depositor that are described above.

8.	Using the:
a.	Mortgage Loan Original Balance,
b.	Mortgage Loan Interest Rate and
c.	Original Amortization Term,

as shown on the Final Data File, the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, information in the applicable Source Document(s) and the “PMT” function in Microsoft Excel, we recalculated the:

i.	Mortgage Loan Monthly Payment and
ii.	Mortgage Loan Annual Debt Service

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to round the “Mortgage Loan Monthly Payment” of the Mortgage Loan to two decimal places.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Annual Debt Service” of the Mortgage Loan as twelve (12) times the “Mortgage Loan Monthly Payment” of the Mortgage Loan, as shown on the Final Data File.

Attachment A Page 4 of 6

9.	Using the:
a.	Mezzanine Loan Original Balance,
b.	Mezzanine Loan Interest Rate and
c.	Mezzanine Loan Interest Accrual Method,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Mezzanine Loan Monthly Payment and
ii.	Mezzanine Loan Annual Debt Service

of the Mezzanine Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mezzanine Loan Monthly Payment” of the Mezzanine Loan as 1/12th of the product, rounded to two decimal places, of:

a.	The “Mezzanine Loan Original Balance,” as shown on the Final Data File,
b.	The “Mezzanine Loan Interest Rate,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mezzanine Loan Annual Debt Service” of the Mezzanine Loan as twelve (12) times the “Mezzanine Loan Monthly Payment” of the Mezzanine Loan, as shown on the Final Data File.

10.	Using the:
a.	Mortgage Loan Monthly Payment,
b.	Mezzanine Loan Monthly Payment,
c.	Mortgage Loan Annual Debt Service and
d.	Mezzanine Loan Annual Debt Service,

as shown on the Final Data File, we recalculated the:

i.	Total Debt Monthly Payment and
ii.	Total Debt Annual Debt Service

of the Total Debt associated with the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 5 of 6

11.	Using the:
a.	Mortgage Loan Original Balance,
b.	Interest Accrual Method,
c.	IO Term (mos),
d.	Amortization Type,
e.	First Payment Date,
f.	Maturity Date,
g.	Mortgage Loan Interest Rate and
h.	Mortgage Loan Monthly Payment

as shown on the Final Data File, and information in the applicable Source Document(s), we recalculated the principal balance of the Mortgage Loan as of:

i.	The Reference Date (the “Mortgage Loan Cut-off Date Balance”) and
ii.	The “Maturity Date” (the “Mortgage Loan Balloon Balance”),

assuming all scheduled payments of principal and/or interest on the Mortgage Loan are made and there are no prepayments or other unscheduled collections. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Ignore differences of +/- $1 or less and
b.	Recalculate the “Mortgage Loan Balloon Balance” as the aggregate principal balance that is schedule to be paid on the “Maturity Date” of the Mortgage Loan, including any principal component of the related “Mortgage Loan Monthly Payment,” as shown on the Final Data File, on the “Maturity Date.”

12.	Using the:
a.	Mortgage Loan Original Balance,
b.	Mezzanine Loan Original Balance,
c.	Mortgage Loan Cut-off Date Balance,
d.	Mezzanine Loan Cut-off Date Balance,
e.	Mortgage Loan Balloon Balance,
f.	Mezzanine Loan Balloon Balance,
g.	Mortgage Loan Interest Rate and
h.	Mezzanine Loan Interest Rate,

as shown on the Final Data File, we recalculated the:

i.	Total Debt Original Balance,
ii.	Total Debt Cut-off Date Balance,
iii.	Total Debt Balloon Balance and
iv.	Total Debt Interest Rate

of the Total Debt associated with the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 6 of 6

13.	Using the:
a.	Mortgage Loan Annual Debt Service,
b.	Mortgage Loan Cut-off Date Balance,
c.	Mortgage Loan Balloon Balance,
d.	Total Debt Annual Debt Service,
e.	Total Debt Cut-off Date Balance,
f.	Total Debt Balloon Balance,
g.	Underwritten NOI,
h.	Underwritten NCF,
i.	Appraisal Value and
j.	Total Collateral SF,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	Underwritten Mortgage Loan NOI DSCR,
ii.	Underwritten Total Debt NOI DSCR,
iii.	Underwritten Mortgage Loan NCF DSCR,
iv.	Underwritten Total Debt NCF DSCR,
v.	Mortgage Loan PSF,
vi.	Total Debt PSF,
vii.	Underwritten Mortgage Loan NOI Debt Yield,
viii.	Underwritten Mortgage Loan NCF Debt Yield,
ix.	Underwritten Total Debt NOI Debt Yield,
x.	Underwritten Total Debt NCF Debt Yield,
xi.	Cut-off Date Mortgage Loan LTV,
xii.	Maturity Date Mortgage Loan LTV,
xiii.	Cut-off Date Total Debt LTV and
xiv.	Maturity Date Total Debt LTV

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. through vi. above to two decimal places and
b.	Round the characteristics listed in vii. through xiv. above to the nearest 1/10th of one percent.

14.	Using the:
a.	Mortgage Loan Interest Rate and
b.	Administrative Fee Rate,

as shown on the Final Data File, we recalculated the “Net Interest Rate” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan and Mezzanine Loan Source Documents

Source Document Title	Source Document Date

Promissory Notes (see Note 1)	16 April 2024

Mortgage Loan Agreement (see Note 1)	17 April 2024

Mezzanine Loan Agreement (see Note 1)	17 April 2024

Cash Management Agreement (see Note 1)	17 April 2024

Deposit Account Control Agreement (see Note 1)	17 April 2024

Environmental Indemnity Agreement (see Note 1)	18 April 2024

Guaranty Agreement (see Note 1)	16 April 2024

Unfunded Obligations Schedule	Not Dated

Mortgage Loan Non-Consolidation Opinion (see Note 1)	18 April 2024

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	Various

Engineering Reports	13 March 2024

Phase I Environmental Reports	Various

USPS Internet Site (www.usps.com)	Not Applicable

Underwriter’s Summary Report	Not Dated

Underwritten Rent Roll	29 February 2024

Insurance Review Report (see Note 1)	18 April 2024

Exhibit 1 to Attachment A Page 2 of 2

Property Source Documents (continued)

Source Document Title	Source Document Date

Tenant Sales Reports	Not Dated

Ground Lease Abstracts (see Note 1)	Various

Lease Agreements	Various

Lease Agreement Amendments	Various

Note:

1.	The indicated provided Source Document(s) are draft document(s) with the Source Document Date reflecting the latest date of receipt. For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A Page 1 of 5

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Street Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
State (see Note 1)	Appraisal Report
County	Appraisal Report or USPS Internet Site
Zip Code	Appraisal Report
Property Type	Appraisal Report
Property Type Detail	Appraisal Report
Year Built	Appraisal Report
Most Recent Renovation	Appraisal Report
Total Collateral SF	Underwritten Rent Roll
Collateral Occupancy Rate	Underwritten Rent Roll
Total Property SF	Underwritten Rent Roll
Occupancy As of Date	Underwritten Rent Roll

Third Party Information:

Characteristic	Source Document(s)

Appraisal Value (see Note 2)	Appraisal Report
Appraisal Date (see Note 2)	Appraisal Report
Environmental Phase I Report Date	Phase I Environmental Report
Engineering Report Date	Engineering Report
Terrorism Insurance	Insurance Review Report
Windstorm Insurance	Insurance Review Report
Earthquake Insurance	Insurance Review Report
Flood Insurance	Insurance Review Report

Major Tenant Information: (see Note 3)

Characteristic	Source Document(s)

Major Tenant 1	Underwritten Rent Roll
Major Tenant 1 Sq. Ft.	Underwritten Rent Roll
Major Tenant 1 Expiration	Underwritten Rent Roll
Major Tenant 2	Underwritten Rent Roll
Major Tenant 2 Sq. Ft.	Underwritten Rent Roll
Major Tenant 2 Expiration	Underwritten Rent Roll
Major Tenant 3	Underwritten Rent Roll
Major Tenant 3 Sq. Ft.	Underwritten Rent Roll
Major Tenant 3 Expiration	Underwritten Rent Roll or Lease Agreement Amendment
Major Tenant 4	Underwritten Rent Roll

Exhibit 2 to Attachment A Page 2 of 5

Major Tenant Information: (continued)

Characteristic	Source Document(s)

Major Tenant 4 Sq. Ft.	Underwritten Rent Roll
Major Tenant 4 Expiration	Underwritten Rent Roll
Major Tenant 5	Underwritten Rent Roll
Major Tenant 5 Sq. Ft.	Underwritten Rent Roll
Major Tenant 5 Expiration	Underwritten Rent Roll

Underwriting Information: (see Note 4)

Characteristic	Source Document(s)

Fourth Most Recent NOI Date	Underwriter’s Summary Report
Fourth Most Recent NOI	Underwriter’s Summary Report
Third Most Recent NOI Date	Underwriter’s Summary Report
Third Most Recent NOI	Underwriter’s Summary Report
Second Most Recent NOI Date	Underwriter’s Summary Report
Second Most Recent NOI	Underwriter’s Summary Report
Most Recent NOI Date	Underwriter’s Summary Report
Most Recent Description	Underwriter’s Summary Report
Most Recent Revenue	Underwriter’s Summary Report
Most Recent Expenses	Underwriter’s Summary Report
Most Recent NOI	Underwriter’s Summary Report
Most Recent NCF	Underwriter’s Summary Report
Underwritten Effective Gross Income	Underwriter’s Summary Report
Underwritten Expenses	Underwriter’s Summary Report
Underwritten NOI	Underwriter’s Summary Report
Underwritten Replacement Reserve	Underwriter’s Summary Report
Underwritten TI/LC Reserve	Underwriter’s Summary Report
Underwritten NCF	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Real Estate Tax Escrow – Initial	Unfunded Obligations Schedule
Real Estate Tax Escrow – Ongoing	Mortgage Loan Agreement
Real Estate Tax Escrow – Springing Condition	Mortgage Loan Agreement
Insurance Escrow – Initial	Unfunded Obligations Schedule
Insurance Escrow – Ongoing	Mortgage Loan Agreement
Insurance Escrow – Springing Condition	Mortgage Loan Agreement
Replacement Reserve Escrow – Initial	Mortgage Loan Agreement
Replacement Reserve Escrow – Ongoing	Mortgage Loan Agreement
Replacement Reserve Escrow – Springing Condition	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 3 of 5

Reserve and Escrow Information: (continued)

Characteristic	Source Document(s)

Rollover Escrow – Initial	Mortgage Loan Agreement
Rollover Escrow – Ongoing	Mortgage Loan Agreement
Rollover Escrow – Springing Condition	Mortgage Loan Agreement
Immediate Repairs Escrow – Initial	Unfunded Obligations Schedule
Immediate Repairs Escrow – Ongoing	Mortgage Loan Agreement
Other Escrow Required	Mortgage Loan Agreement
Other Escrow 1 - Description	Unfunded Obligations Schedule
Other Escrow 1 - Initial	Unfunded Obligations Schedule
Other Escrow 1 - Ongoing	Unfunded Obligations Schedule
Other Escrow 1 - Springing Condition	Unfunded Obligations Schedule
Other Escrow 2 - Description	Mortgage Loan Agreement
Other Escrow 2 - Initial	Mortgage Loan Agreement and Underwritten Rent Roll
Other Escrow 2 - Ongoing	Mortgage Loan Agreement
Other Escrow 2 - Springing Condition	Mortgage Loan Agreement
Other Escrow 3 - Description	Mortgage Loan Agreement
Other Escrow 3 - Initial	Mortgage Loan Agreement
Other Escrow 3 - Ongoing	Mortgage Loan Agreement
Other Escrow 3 - Springing Condition	Mortgage Loan Agreement

Mortgage Loan and Mezzanine Loan Information:

Characteristic	Source Document(s)

Borrower	Mortgage Loan Agreement
Mortgage Loan Original Balance	Mortgage Loan Agreement
Payment Date (see Note 10)	Mortgage Loan Agreement and Mezzanine Loan Agreement
Grace Period (Late Fee)	Mortgage Loan Agreement
Grace Period (Default)	Mortgage Loan Agreement
Amortization Type	Mortgage Loan Agreement
Maturity Date (see Note 10)	Mortgage Loan Agreement and Mezzanine Loan Agreement
Interest Accrual Method	Mortgage Loan Agreement
Interest Accrual Start (see Note 10)	Mortgage Loan Agreement and Mezzanine Loan Agreement
Interest Accrual End (see Note 10)	Mortgage Loan Agreement and Mezzanine Loan Agreement
Defeasance Lockout Expiration Date (see Notes 5 and 6)	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 4 of 5

Mortgage Loan and Mezzanine Loan Information: (continued)

Characteristic	Source Document(s)

Open Period Begin Date (see Notes 5 and 7)	Mortgage Loan Agreement
Prepay Description (see Note 5)	Mortgage Loan Agreement
Lockbox (see Note 8)	Mortgage Loan Agreement
Cash Management (see Note 9)	Mortgage Loan Agreement
Cash Management Springing Condition	Mortgage Loan Agreement
Partial Release (Y/N)	Mortgage Loan Agreement
Partial Release Description	Mortgage Loan Agreement
Mezzanine Lender	Mezzanine Loan Agreement
Mezzanine Loan Interest Accrual Method	Mezzanine Loan Agreement
Independent Director	Mortgage Loan Agreement
SPE	Mortgage Loan Agreement
Original Amortization Term	Mortgage Loan Agreement
Non-Consolidation Opinion	Mortgage Loan Non-Consolidation Opinion
Carve-Out Guarantor(s)	Guaranty Agreement
Sponsor	Mortgage Loan Agreement

Notes:

1.	For the purpose of comparing the indicated characteristic(s), the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Appraisal Value” and “Appraisal Date” characteristics, the Depositor instructed us to use the appraisal value and appraisal value date associated with the “Market Value “As Is”” appraisal valuation type, respectively, as shown in the applicable Source Document(s).

3.	For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to consider the tenant that pays higher total underwritten rent as the larger tenant for tenants with the same square footage, as shown in the applicable Source Document(s).

For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to combine multiple spaces leased by the same tenant, and for those tenants with multiple lease expirations, to use the lease expiration date for the leases which together have the largest square footage and the same lease expiration date, as shown in the applicable Source Document(s).

4.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

Exhibit 2 to Attachment A Page 5 of 5

Notes: (continued)

5.	For the purpose of comparing the indicated characteristic(s), the Depositor instructed us to ignore any prepayment premiums or other conditions related to substitution events, partial release events, permitted component outparcel releases or partial prepayments to cure certain trigger periods, as described in the applicable Source Document(s).

6.	For the purpose of comparing the “Defeasance Lockout Expiration Date” characteristic, the Depositor instructed us to use the day prior to the first payment date in the defeasance period.

7.	For the purpose of comparing the “Open Period Begin Date” characteristic, the Depositor instructed us to use the first payment date which occurs during the open period of the prepayment string, as shown in the applicable Source Document(s).

8.	For the purpose of comparing the “Lockbox” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) or manager(s) to direct tenants to pay rents directly to a lockbox account controlled by the lender(s).

9.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “In Place” if funds in the lockbox are forwarded to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

10.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to compare the information on the Preliminary Data File to the corresponding information for both the Mortgage Loan and Mezzanine Loan that is shown in the applicable Source Document(s).

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Loan Number
Loan / Property Name
Environmental Phase II Report Date
Seismic Report Date
PML %
Origination Date
Mezzanine Loan Origination Date
First Payment Date
Mortgage Loan Interest Rate
Mezzanine Loan Original Balance
Mezzanine Loan Interest Rate
Mezzanine Loan Amortization Type
Partial Defeasance
Partial Defeasance Description
Future Debt Permitted (Y/N)
Future Debt Description
Loan Purpose
Administrative Fee Rate
Title Type
Ground Lessor
Ground Lease Expiration Date

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.